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                                                                  EXHIBIT 99.(5)

TITANIUM INVESTOR
APPLICATION FOR VARIABLE ANNUITY POLICY           United Investors Life Ins. Co.
(Please Print or Type)                            P.O. Box 12101
                                                  Birmingham, AL 35202-2101
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
1. ANNUITANT   __________________________________________                 ______________________________________
               Name      (First)   (Middle)  (Last)                       Social Security No.
 Maximum       __________________________________        _______________              Sex:   (  ) M     (  ) F
Issue Age: 90  DOB       (Mo/Day/Yr)                     Age  (Last Birthday)

               ___________________________________________                           ___________________________
               Street Address                                                        (Area Code)   Telephone Number
               ___________________________________________
               City              State            Zip

2. POLICY      _________________________________________                  ______________________________________
   OWNER:      Name      (First)   (Middle)  (Last)                       Social Security No. or Taxpayer ID
Complete if                                                                             Sex:   (  ) M     (  ) F
other          ______________________________        ___________________
Than Annuitant DOB            (Mo/Day/Yr.)           Age  (Last Birthday)
in
Section 1.     ____________________________________________                          _________________________
Maximum Issue  Street  Address                                                       (Area Code) Telephone Number
    Age: 90    ____________________________________________
               City              State            Zip

3. JOINT
   OWNER:      _________________________________________                  ______________________________________
   (If any)    Name      (First)   (Middle)  (Last)                       Social Security No. or Taxpayer ID
               ______________________________        ___________________                Sex:   (  ) M     (  ) F
Maximum Issue  DOB            (Mo/Day/Yr.)           Age  (Last Birthday)
Age: 90        ____________________________________________                          _________________________
               Street Address                                                        (Area Code) Telephone Number

               ____________________________________________
               City              State            Zip

               ____________________________________________
               Relationship to Owner

4. BENEFICIARY:
               _________________________________________                  ______________________________________________
   Primary:    Name      (First)   (Middle)  (Last)                       Social Security No. or Taxpayer ID
               ______________________________                             ______________________________________________
               DOB            (Mo/Day/Yr.)                                Relationship to Owner

   Contingent: _________________________________________                  ____________________________
               Name      (First)   (Middle)  (Last)                       Social Security No. or Taxpayer ID
               ______________________________                             ______________________________________________
               DOB            (Mo/Day/Yr.)                                Relationship to Owner

5. TYPE OF PLAN:
   (  ) Non-Qualified:
        ( )Initial Purchase Payment:  $__________(Min. $2,000/$100 Mo.Bank Draft)
        ( )Monthly Bank Draft Purchase Payments: $__________ (Min. $100 Mo/Complete Bank Draft Form )
   (  ) Qualified: (Check appropriate box below)
        Tax Year for which Contribution is being made ____________
        ( ) IRA ( ) IRA Rollover ( )IRA Transfer ( ) Roth IRA
        ( ) Simplified Employee Pension (Where UIL does not act as Custodian.)
             (  ) Initial Purchase Payment:  $__________  (Minimum $1,200 or $100 Mo.Bank Draft or Group Billing)
             (  ) Monthly Bank Draft Purchase Payments:  $__________ (Min. $100 Mo./Complete Bank Draft Form)
             (  ) Monthly Group Billing Purchase Payments:  $__________ (Min. $100 Mo.)
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6.   Amount Paid with Application:   $__________

Questions 7 and 8 are optional at the time of Application. An Optional Settlement Election Form must be completed prior to annuitization.

7.   Annuity Benefit Date:  ______________________________     Age __________

8.   Form of Annuity Payments: _________________________

9.   Replacement:

     a. Are one or more existing life insurance policies or annuity contracts in force with any insurance company? ( ) Yes ( ) No

     b. Is policy applied for intended to replace or change existing insurance or annuities in force? ( ) Yes ( ) No
        (If "Yes", give name of company(s) and policy number(s) below and enclose any required replacement form.)

          Company(s)                            Policy Number(s)
     ____________________________________       ______________________________
     ____________________________________       ______________________________

c.   Is this a 1035 exchange?  ( ) Yes  ( ) No  (If "Yes," attach Form U-622)

10. Purchase Payment Allocation (whole percentages only):

    AIM V.I. Capital Appreciation Fund                          ________%
    AIM V.I. Growth Fund                                        ________%
    AIM V.I. Growth and Income Fund                             ________%
    AIM V.I. International Equity Fund                          ________%
    AIM V.I. Value Fund                                         ________%
    Alger American Growth Portfolio                             ________%
    Alger American Income & Growth Portfolio                    ________%
    Alger American Leveraged AllCap Portfolio                   ________%
    Alger American MidCap Growth Portfolio                      ________%
    Alger American Small Capitalization Portfolio               ________%
    Deutsche VIT EAFE(R) Equity Index                           ________%
    Deutsche VIT Small Cap Index                                ________%
    Dreyfus VIF - Appreciation Portfolio                        ________%
    Dreyfus VIF - Money Market Portfolio                        ________%
    Dreyfus VIF - Quality Bond Portfolio                        ________%
    The Dreyfus Socially Responsible Growth Fund, Inc.          ________%
    Evergreen VA Equity Index Fund                              ________%
    Evergreen VA Foundation Fund                                ________%
    Evergreen VA Global Leaders Fund                            ________%
    Evergreen VA Small Cap Value Fund                           ________%
    INVESCO VIF - Equity Income Fund                            ________%
    INVESCO VIF - Technology Fund                               ________%
    INVESCO VIF - Utilities Fund                                ________%
    MFS(R) Emerging Growth Series                               ________%
    MFS(R) Growth with Income Series                            ________%
    MFS(R) Research Series                                      ________%
    MFS(R) Total Return Series                                  ________%
    Strong Discovery Fund II                                    ________%

                                      -2-
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   Strong Discovery Fund II                                 _____________%
   Strong Mid Cap Growth Fund II                            _____________%
   Strong Opportunity Fund II                               _____________%
   Templeton Asset Strategy Fund                            _____________%
   Templeton International Securities Fund                  _____________%
   FIXED ACCOUNT
                                                            _____________%
   TOTAL

11.( ) Telephone Transfer Authorization: (If selected, Owner must initial agreement below.)

   I agree to hold United Investors Life harmless from all claims when action is taken pursuant to a telephone transfer request based on the Owner's name and Policy number. _____________ (Owner's Initials)

UI-500, Ed. 07/00                   Page 2
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12.( ) Dollar Cost Averaging: Automatic transfer each month of a pre-selected amount from the Fixed Account and/or the Money Market Subaccount to any of the other Subaccounts.

   Select Transfer Frequency: ( ) Monthly ( ) Quarterly ( ) Semi-Annual ( )
   Annual

       Enter day of the month transfers are to be made: ________(1st - 28th). If the day selected does not fall on a Valuation Date, transfers will be made on the next following Valuation Date. Transfers will be made at the unit values determined on the date of each transfer.

   Select Transfer Method: (Select one)

   ( ) Dollar Amount:  (Minimum Total Transfer Amount $100)
       ( ) Fixed Account $______ + ( ) Money Market Subaccount $_____ = Total Transfer Amount: $______

   ( ) Percentage Transfer: __________% (Whole percentages only)
       Note: If both accounts are selected, the percentage you specify will be transferred from each account.
       ( ) Fixed Account     and/or     ( ) Money Market Subaccount

   ( ) Reduce Account to Zero over Specified Period: Beginning Date: _________
       Ending Date:__________
       ( ) Fixed Account    and/or    ( ) Money Market Subaccount

Transfer Amounts to: (If Dollar Amount is selected above, please enter dollar amounts below with a $25 minimum for each Subaccount selected. If Percentage Transfer or Reduce Account to Zero over Specified Period is selected, please enter percentage amounts below. (Percentage amounts must be entered in whole percentages only and must total 100%.)

   AIM V.I. Capital Appreciation Fund                       _____________
   AIM V.I. Growth Fund                                     _____________
   AIM V.I. Growth and Income Fund                          _____________
   AIM V.I. International Equity Fund                       _____________
   AIM V.I. Value Fund                                      _____________
   Alger American Growth Portfolio                          _____________
   Alger American Income & Growth Portfolio                 _____________
   Alger American Leveraged AllCap Portfolio                _____________
   Alger American MidCap Growth Portfolio                   _____________
   Alger American Small Capitalization Portfolio            _____________
   Deutsche VIT EAFE(R) Equity Index                        _____________
   Deutsche VIT Small Cap Index                             _____________
   Dreyfus VIF - Appreciation Portfolio                     _____________
   Dreyfus VIF - Money Market Portfolio                     _____________
   Dreyfus VIF - Quality Bond Portfolio                     _____________
   The Dreyfus Socially Responsible Growth Fund, Inc.       _____________
   Evergreen VA Equity Index Fund                           _____________
   Evergreen VA Foundation Fund                             _____________
   Evergreen VA Global Leaders Fund                         _____________
   Evergreen VA Small Cap Value Fund                        _____________
   INVESCO VIF - Equity Income Fund                         _____________
   INVESCO VIF - Technology Fund                            _____________
   INVESCO VIF - Utilities Fund                             _____________


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   INVESCO VIF - Utilities                                         _____________
   MFS(R) Emerging Growth Series                                   _____________
   MFS(R) Growth with Income Series                                _____________
   MFS(R) Research Series                                          _____________
   MFS(R) Total Return Series                                      _____________
   Strong Discovery Fund II                                        _____________
   Strong Mid Cap Growth Fund II                                   _____________
   Strong Opportunity Fund II                                      _____________
   Templeton Asset Strategy Fund                                   _____________
   Templeton International Securities Fund                         _____________


13.( ) Automatic Asset Rebalancing: Automatic rebalancing of the accounts in your Policy according to your current Purchase Payment Allocation instructions. Not available if Dollar Cost Averaging or Interest Sweep is selected.

   Select Rebalancing Frequency:        ( ) Quarterly ( ) Semi-Annual ( ) Annual

   Select Day of Rebalancing:      ____________(1st - 28th)

14.( ) Interest Sweep: Automatic transfer of interest from the Fixed Account to any of the other Subaccounts.
   Select Transfer Frequency: ( ) Monthly ( ) Quarterly ( ) Semi-Annual
   ( ) Annual

   Transfer To: (Whole percentages only.)
   AIM V.I. Capital Appreciation Fund                             _____________%
   AIM V.I. Growth Fund                                           _____________%
   AIM V.I. Growth and Income Fund                                _____________%
   AIM V.I. International Equity Fund                             _____________%
   AIM V.I. Value Fund                                            _____________%
   Alger American Growth Portfolio                                _____________%
   Alger American Income & Growth Portfolio                       _____________%
   Alger American Leveraged AllCap Portfolio                      _____________%
   Alger American MidCap Growth Portfolio                         _____________%
   Alger American Small Capitalization Portfolio                  _____________%
   Deutsche VIT EAFE(R) Equity Index                              _____________%
   Deutsche VIT Small Cap Index                                   _____________%
   Dreyfus VIF - Appreciation Portfolio                           _____________%
   Dreyfus VIF - Money Market Portfolio                           _____________%
   Dreyfus VIF - Quality Bond Portfolio                           _____________%
   The Dreyfus Socially Responsible Growth Fund, Inc.             _____________%
   Evergreen VA Equity Index Fund                                 _____________%
   Evergreen VA Foundation Fund                                   _____________%
   Evergreen VA Global Leaders Fund                               _____________%
   Evergreen VA Small Cap Value Fund                              _____________%
   INVESCO VIF - Equity Income Fund                               _____________%
   INVESCO VIF - Technology Fund                                  _____________%
   INVESCO VIF - Utilities Fund                                   _____________%
   MFS(R) Emerging Growth Series                                  _____________%
   MFS(R) Growth with Income Series                               _____________%
   MFS(R) Research Series                                         _____________%
   MFS(R) Total Return Series                                     _____________%
   Strong Discovery Fund II                                       _____________%
   Strong Mid Cap Growth Fund II                                  _____________%
   Strong Opportunity Fund II                                     _____________%
   Templeton Asset Strategy Fund                                  _____________%
   Templeton International Securities Fund                        _____________%
   TOTAL:

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                                                                            100%

UI-500, Ed. 07/00                   Page 3
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15.Suitability:                                                 Owner's Initials
   Is the premium shown less than 20% of your net worth?
   ( ) Yes ( ) No                                               ________________
   (If "No," attach Suitability statement signed by
   Representative.)
   I have received a current prospectus for the variable
   annuity and any funds selected.  ( ) Yes ( ) No              ________________
--------------------------------------------------------------------------------
To the best of my knowledge and belief, my answers to the questions on this Application are correct and true. I agree that this Application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any Application or Purchase Payment. If this Application is declined, there shall be no liability on the part of the Company and any Purchase Payments submitted shall be returned.

I UNDERSTAND THAT THE ANNUITY PAYMENTS AND POLICY VALUE WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS SELECTED.

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Signed At ___________________________________________________  Date __________________________________________
                  City                     State                    (Mo / Day / Year)

________________________________________________        ______________________________________________________
Signature of Owner                                      Signature of Proposed Annuitant (If Other than Owner)
________________________________________________
Signature of Joint Owner (If Any)

________________________________________________       __________   ______________         ___________
_______________
Representative's Name (Please Print)               Rep. No.      Reg/Div or Branch #    Date        Phone No.
________________________________________________        ______________________________________________________
Signature of Representative                             Signature of Principal
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Pre-Authorized Bank Draft Agreement

As a convenience to me, I hereby request and authorize United Investors Life Insurance Company, Birmingham, Alabama, to initiate premium payments from my checking account either by electronic funds transfer or by pre-authorized bank draft order provided there are sufficient collected funds in said account to pay the same upon presentation. I agree that your rights in respect to each such transfer or draft shall be the same as if it were a check drawn on you and signed personally by me. This authority is to remain in effect until revoked by me in writing; and until you actually receive such notice, I agree that you shall be fully protected in honoring any such transfer or draft.

I further agree that if any such transfer or draft is dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever, even though such dishonor results in the forfeiture of insurance.

Name of Policyholder(s)    Policy Number(s)            Bank Draft Premium
______________________     ______________________      ______________________
______________________     ______________________      ______________________
______________________     ______________________      ______________________

Depositor(s)                                           Financial Institution
------------                                           ---------------------

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_______________________________________________               ____________________________________________
Name of Depositor Listed on the Account (Please print)        Name of Financial Institution (Please print)
__________________________________________________  _______   ____________________________________________
Signature of Depositor (as checks are signed)        Date          Financial Institution Address
__________________________________________________  _______   ____________________________________________
Signature of Joint Depositor (as checks are signed)   Date    City             State           Zip Code

Account Number to be Debited___________________________          Please attach a sample "Void" check.
                                                                 (Deposit slip cannot be used.)
Requested Draft Date (1/st/ through 28/th/ only)___________
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                           PURCHASE PAYMENT RECEIPT
THE COMPANY DOES NOT INCUR LIABILITY UNDER THIS APPLICATION, OTHER THAN THE
RETURN OF ANY PURCHASE PAYMENTS RECEIVED, UNTIL THE POLICY DATE. ALL CHECKS MUST
BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE REPRESENTATIVE
OR LEAVE THE PAYEE BLANK.

__________   ___________________       ____________________________________
Date            Amount Paid                 Representative's Signature